UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2024

FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation		000-51401	36-6001019
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

433 West Van Buren Street, Suite 501S			60607
Chicago,	IL		(Zip Code)
(Address of principal executive offices)
(312) 565-5700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 16, 2024, the Federal Home Loan Bank of Chicago (the “Bank”) announced Michelle L. Gross, Dean A. Ahlers, Joseph Fazio III, John W. Pietrowicz, and Andrea L. Zopp had been elected to the Bank’s Board of Directors (“Board”) and reported this information on the Bank’s Form 8-K filed on October 16, 2024 (“Original 8-K”).

At the time of filing the Original 8-K, the committees of the Board to which directors would be named for 2025 had not yet been determined. The Bank is filing this Amendment No. 1 on Form 8-K/A to supplement the Original 8-K to report Board committee assignments for 2025.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

d) Election of Directors

Board Chairperson and Vice Chairperson

The Board previously elected Joseph Fazio III to serve as Chairperson of the Board, Michelle L. Gross to serve as Vice Chairperson of the Board, and James H. Hegenbarth to serve as Vice Chairperson Elect for 2024-2025.

Board Committee Assignments

On December 12, 2024 the Board approved the following committee assignments for its directors for 2025:

Executive and Governance Committee

Primary Members:

Joseph Fazio III, Chairperson
Michelle L. Gross, Vice Chairperson
James H. Hegenbarth, Vice Chairperson Elect
David J. Loundy
Lois Alison Scott
Phyllis Lockett
Daniel G. Watts

Alternate Members:

Mark J. Eppli
Kenneth D. Thompson

Affordable Housing Committee

Daniel G. Watts, Chairperson
Mark J. Eppli, Vice Chairperson
Dean A. Ahlers
Kevin Newell
Ty R. Taylor
Kenneth D. Thompson
Andrea L. Zopp

Audit Committee

Lois A. Scott, Chairperson
Kenneth D. Thompson, Vice Chairperson
Dean A. Ahlers
Michell L. Gross
John W. Pietrowicz
Daniel G. Watts

Human Resources and Compensation Committee

Michelle L. Gross, Chairperson
James H. Hegenbarth, Vice Chairperson
Betsy A. Johnson
Phyllis Lockett
Michael G. O’Rourke
Maria E. Wynne
Andrea L. Zopp

Operations and Technology Committee

Phyllis Lockett, Chairperson
Betsy A. Johnson, Vice Chairperson
Kathy Burns
David J. Loundy
Kevin Newell
Michael G. O’Rourke
Maria E. Wynne

Risk Management Committee

David J. Loundy, Chairperson
Kathy Burns, Vice Chairperson
Mark J. Eppli
James H. Hegenbarth
John W. Pietrowicz
Lois A. Scott
Ty R. Taylor

The Chairperson of the Board is an ex officio member of each committee of the Board (other than the Executive and Governance Committee), as a voting member.

Signature(s)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago
By: /s/ Laura M. Turnquest
Name: Laura M. Turnquest
Date: December 17, 2024	Title: Executive Vice President, General Counsel and Corporate Secretary